Supplemental Financial Information Third Quarter 2005 Exhibit 99.2

MuniMae
Supplementary Financial Information
Third Quarter 2005
Table of Contents
25
23-24
22
20-21
18 -19
17
17-19
Contact Information
CAD Variance Analysis
CAD Income Statement
Analysis of Balance Sheet Components
Bond Portfolio Cash Flow Hedging
Bond Portfolio Distribution
Supplemental Information on Bond Portfolio
Appendix
15
14
13
12
10
11
9
7-8
6
5
3-4
2 Introduction
Financial Highlights
Coverage Ratios
Distribution Growth, CAD Growth, and Payout
Ratio
Market Capitalization and Leverage
Consolidated Financial Statements
Balance Sheet
Three Months Ended Income Statement
Nine Months Ended Income Statement
Net Income to CAD Reconciliation
Business Segments
Production Summary
Equity Research Coverage

MuniMae
Supplementary Financial Information
Third Quarter 2005
Introduction
It is the mission of MuniMae to be the premier real estate finance and investment advisory company.  MuniMae provides debt and equity financing to owners of real estate investments and offers investment advisory services to institutional investors. We rely on our in-depth industry knowledge and expertise to successfully structure and manage investments for our own account and for others.
We are dedicated to an environment where integrity, innovation and service are of the highest importance.
MuniMae is organized as a limited liability company, which allows it to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders.

MuniMae
Supplementary Financial Information
Third Quarter 2005
Financial Highlights
(See footnotes on following page)
(in thousands) Three months ended Nine months ended
September 30, September 30,
Summary Financial Results 2005 2004 % Change 2005 2004 % Change
GAAP
Income 67,094 $              54,302 $          24% 185,972 $    153,072 $      21%
Net Income 20,417 11,562 77% 46,226 21,437 116%
Basic Earnings per Common Share 0.54 0.33 64% 1.23 0.62 98%
Diluted Earnings per Common Share 0.52 0.33 58% 1.21 0.62 95%
Adjusted GAAP
(1)
Income 62,738 53,803 17% 171,438 155,214 10%
Net Income 23,933 15,784 52% 58,528 39,302 49%
Basic Earnings per Common Share 0.63 0.45 40% 1.56 1.14 37%
Diluted Earnings per Common Share 0.62 0.45 38% 1.53 1.13 35%
Weighted Average Common Shares Outstanding 38,064 34,928 37,629 34,343
Diluted Shares Outstanding 38,983 35,268 38,259 34,696
CAD
(2)
CAD Income 85,657 69,273 24% 218,440 185,213 18%
CAD  28,848 25,194 15% 65,930 59,519 11%
CAD per Common Share 0.76 0.72 6% 1.73 1.70 2%
Common Shares Outstanding 38,106 35,075

MuniMae
Supplementary Financial Information
Third Quarter 2005
Financial Highlights
Note (1) – We adopted FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities” effective March 31, 2004, which required us to consolidate certain tax credit equity funds and real estate operating partnerships in which we have a 1% or less general partnership interest. As a result of consolidating the funds, syndication and other fees earned on these funds have been eliminated in consolidation.
These changes, coupled with the finance accounting required for the guaranteed tax credit equity funds under FAS 66, make the year over year comparisons difficult. Accordingly, we have presented adjusted amounts for comparability purposes to prior years. These amounts are not in accordance with generally accepted accounting principles (“GAAP”).
Note (2) – We provide investors with a non-GAAP supplemental performance measurement, Cash Available for Distribution (“CAD”), to report our operating results. We believe this measure, in addition to net income, provides investors with the information necessary to assess our operating results. We define CAD as net income, adjusted for:
(1) cash received for origination, syndication and guarantee fees and other revenue but deferred for GAAP purposes;
(2) non-cash items, which include primarily fair market value adjustments related to derivatives, amortization of intangible assets, non-
cash gains and losses associated with the sale of servicing rights, valuation allowances and impairment losses related to our investments in loans, bonds and bond-related investments, changes in accounting principle and deferred compensation and deferred tax expenses;
(3) cash received from our investments in certain partnerships rather than our allocable share of GAAP-based net income;
(4) syndication and other fees eliminated due to the consolidation of certain tax credit equity funds and the requirements surrounding the guaranteed tax credit equity funds; and
(5) the different carrying bases for GAAP and CAD on properties sold.
Our calculation of CAD may not be comparable to similarly titled measures reported by other companies because there is no generally accepted methodology for computing CAD and all companies do not calculate CAD in the same manner. It should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance. CAD is reconciled to net income on page 12 of this supplemental financial information package.
Notes (1) and (2) are referenced throughout the remainder of the presentation.

MuniMae
Supplementary Financial Information
Third Quarter 2005
Coverage Ratios
(4) CAD-based Fixed Charge Coverage equals total CAD to common shares plus depreciation, income tax expense, interest expense, interest expense on preferred shares and subordinate debentures and dividends on perpetual preferred shares, divided by interest expense plus interest expense on preferred shares and subordinate debentures and dividends on perpetual preferred shares.
Notes:
(3) Net income-based Fixed Charge Coverage equals net income plus depreciation and amortization, income tax expense, interest expense, interest expense on preferred shares and subordinate debentures, and interest rate swaps, divided by interest expense plus interest expense on preferred shares, subordinate debentures, interest rate swaps and dividends on perpetual preferred shares.
Three months ended
September 30, September 30,
Fixed Charge Coverage 2005 2004
Net income - based
(3)
1.88 1.65 1.60
CAD - based
(4)
2.20 2.28 1.98
Dividend Summary
Distributions per Common Share 0.4875 $     0.4675 $     1.92 $
Dividend Yield 7.8% 7.4% 7.7%
CAD Payout Ratio 64.4% 65.1% 81.3%
Price 24.97 $       25.22 $       24.97 $
Rolling twelve months ended
2005

MuniMae
Supplementary Financial Information
Third Quarter 2005
Distribution Growth, CAD Growth,
and Payout Ratio
$1.72
$1.92
$2.00
$2.13
$2.33
$1.76
$1.80
$1.86
$1.94
(5)
$2.43
(5)
90%
88%
85%
80%
80%
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
2001 2002 2003 2004 2005P
75%
80%
85%
90%
95%
100%
Distribution Per Share CAD Per Share CAD Payout Ratio
Note:
(5) CAD per share represents latest Management guidance for fiscal year 2005, as provided in the November 7, 2005 press release. The distribution (or payout)
represents actual distributions YTD plus a proforma distribution for the
4th
quarter of 2005, assuming an increase in the quarterly distribution consistent with recent increases (1/2 a penny per share).

MuniMae
Supplementary Financial Information
Third Quarter 2005
(in thousands, except per share data)
GAAP Adj. GAAP
(1)
GAAP Adj. GAAP
(1)
Total Market Capitalization
Senior Debt
(6)
1,620,142 $     1,389,231 $     1,589,632 $     1,265,308 $
Subordinate Debentures (Trust Preferred) 172,750           172,750           84,000             84,000
Preferred Shares in Subsidiary 241,000           241,000           241,000           241,000
Equity at Market Value (A*B) 951,496           951,496           955,432           955,432
Total Market Capitalization 2,985,388 $     2,754,477 $     2,870,064 $     2,545,740 $
Total Assets 3,542,638 $     2,710,404 $     3,310,330 $     2,385,366 $
Leverage Ratios
Senior Debt to Total Assets 45.7% 51.3% 48.0% 53.0%
Senior Debt to Total Market Capitalization 54.3% 50.4% 55.4% 49.7%
Common Shares Outstanding
A.  Total Shares Outstanding at  Period-End 38,106             38,106             35,113 35,113
B.  Closing Common Share Price at Period-End 24.97 $            24.97 $            27.21 $            27.21 $
September 30, 2005 December 31, 2004
Market Capitalization and
Leverage
Note:
(6) Senior Debt includes notes payable, short-term debt, and long -term debt.

MuniMae
Supplementary Financial Information
Third Quarter 2005
Market Capitalization
Total Market Capitalization
as of September 30, 2005
Note:
(7) Equity market capitalization is based on shares outstanding as of last day of the fiscal quarter multiplied by closing share price as of last trading day in the quarter; other data on chart are GAAP-based amounts as of quarter-end.
Mortgage Notes
payable
4%
Short-term debt
32%
Long-term debt
18%
Subordinate
Debentures
6%
Preferred Shares
8%
Equity Market
Cap
(7)
32%

MuniMae
Supplementary Financial Information
Third Quarter 2005
Consolidated Balance Sheets
(in thousands)
GAAP Adj. GAAP
(1)
GAAP Adj. GAAP
(1)
ASSETS
Tax exempt bonds net 1,339,385 $          1,339,385 $       1,275,748 $        1,275,748 $
Taxable bonds and loans, net 756,869 752,860 630,939 630,939
Investment in partnerships 777,009 163,930 827,273 114,884
Cash, cash equivalents and interest receivable 83,711 83,711 111,249 111,249
Restricted and other assets 427,061 211,915 324,720 112,145
Goodwill and intangible assets 158,603 158,603 140,401 140,401
Total assets 3,542,638 $       2,710,404 $     3,310,330 $      2,385,366 $
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage Notes payable 109,627 $              - $                       132,237 $           - $
Short-term debt 958,606 958,606 913,774 913,774
Long-term debt 551,909 430,625 543,621 351,534
Subordinate Debentures 172,750 172,750 84,000 84,000
Preferred Shares 168,000 168,000 168,000 168,000
Accounts payable and other liabilities 385,299 143,024 320,146 96,691
Total liabilities 2,346,191 $       1,873,005 $     2,161,778 $      1,613,999 $
Minority interest in subsidiary companies 384,525 154 404,586 -
Preferred shareholders' equity in a subsidiary company 71,031 71,031 71,031 71,031
Total shareholders' equity 740,891 766,214 672,935 700,336
Total liabilities and hsareholders' equity 3,542,638 $       2,710,404 $     3,310,330 $      2,385,366 $
September 30, 2005 December 31, 2004

MuniMae
Supplementary Financial Information
Third Quarter 2005
Consolidated Income Statements –Three Mos.
Ended September 30, 2005 and 2004
(in thousands)
September 30, 2005
INCOME
GAAP Adj. GAAP
(1)
GAAP Adj. GAAP
(1)
Interest income 40,561 $    40,480 $    34,975 $     34,754 $
Fee income 21,705      22,258      14,176        19,049
Net rental income 4,828        -                5,151         -
Total Income
67,094      62,738      54,302        53,803
EXPENSES
Interest expense 19,907      18,133      16,937        14,332
Interest expense on debentures and preferred shares 6,818        6,818        4,769         4,769
Salaries and benefits 22,227      21,665      17,759        17,045
General and administrative 6,179        4,817        7,148         3,711
Professional fees 2,615        2,398        2,464         2,262
Depreciation and amortization 6,384        4,932        3,681         1,731
Total Expenses
64,130      58,763      52,758        43,850
Net gains (losses) and other, net 7,973        10,478      (847)           (5,034)
Income from continuing operations
10,937      14,453      697            4,919
Discontinued operations 9,480        9,480        10,865        10,865
Income (loss) before cumulative effect of a change
      in accounting principle
20,417      23,933      11,562        15,784
Cumulative effect of a change in accounting principle - - - -
Net income
20,417 $    23,933 $    11,562 $     15,784 $
Three months ended Three months ended
September 30, 2004

MuniMae
Supplementary Financial Information
Third Quarter 2005
Consolidated Income Statements – Nine Mos.
Ended September 30, 2005 and 2004
(in thousands)
September 30, 2005
INCOME
GAAP Adj. GAAP
(1)
GAAP Adj. GAAP
(1)
Interest income 113,099 $   113,712 $    100,594 $     100,423 $
Fee income 55,923 57,726 42,188 54,791
Net rental income 16,950 - 10,290 -
Total Income
185,972 171,438 153,072 155,214
EXPENSES
Interest expense 55,726 49,096 49,304 42,737
Interest expense on debentures and preferred shares 18,130 18,130 11,819 11,819
Salaries and benefits 59,915 57,823 53,742 52,348
General and administrative 22,895 13,312 17,390 10,512
Professional fees 7,959 7,162 6,673 6,236
Depreciation and amortization 14,115 8,810 9,412 5,623
Total Expenses
178,740 154,333 148,340 129,275
Net gains and other, net 29,514 31,943 5,320 2,498
Income from continuing operations
36,746 49,048 10,052 28,437
Discontinued operations 9,480 9,480 10,865 10,865
Income before cumulative effect of a change
in accounting principle
46,226 58,528 20,917 39,302
Cumulative effect of a change in accounting principle - - 520 -
Net income
46,226 $     58,528 $      21,437 $       39,302 $
Nine months ended Nine months ended
September 30, 2004

MuniMae
Supplementary Financial Information
Third Quarter 2005
Net Income to CAD Reconciliation
(in thousands) Nine months ended
2005 2004 2005 2004
Net income 20,417 $   11,562 $   46,226 $   21,437 $
Adjustments to income due to the financing method and
consolidation of tax credit funds 3,525          (1,142)        12,304        2,402
Fees deferred for GAAP purposes 12,789        13,117        24,197        32,440
Non-cash Items 7,879          11,283        10,504        8,015
Adjustments for investments in partnerships (6,282)        (437)           (17,821)      4,414
Different carrying bases (9,480)        (9,189)        (9,480)        (9,189)
Cash Available for Distribution (CAD)  28,848 $   25,194 $   65,930 $   59,519 $
Three months ended
September 30, September 30,

MuniMae
Supplementary Financial Information
Third Quarter 2005
Business Segments
Note:
(8) Includes $12 million of taxable loans associated with tax-exempt bond originations, $22 million of taxable CDD bonds and $103 million of off-
balance sheet assets associated with CDD securitizations and demand notes.
Interest Income
Distribution Income
Occasional Gains on Sale
Syndication Fees
Asset Management Fees
Guarantee Fees
Mortgage Servicing Fees
Origination Fees
Advisory Fees
Interest Spread Income
Investing
$1.5 billion tax-exempt bonds
$72 million taxable equity investments
Tax Credit Syndication
$6.5 billion tax credit equity
assets under management
Real Estate Finance
$7.9 billion loans serviced
MuniMae
(8)

MuniMae
Supplementary Financial Information
Third Quarter 2005
Notes:
(9) Represents equity raised from investors.
(10) Represents bonds originated for Fannie Mae, Freddie Mac, and FHA/HUD programs.
(11) Most MRC production (B-Notes, Mezzanine Loans, and Permanent Whole Loans) is expected to be management of third party funds.
For the nine months ended September 30, 2005, all of the MRC production was third party funds.
Production Summary
($'s in thousands)
Business Segment Production Q1 Q2 Q3 Total
Investing
Tax Exempt Bonds 55,275 $    40,734 $    80,209 $      176,218 $
Tax Credit Equity Syndication
(9)
107,436 215,252 370,197 692,885
Real Estate Finance
Permanent Loans 62,938 75,341 400,241 538,520
Construction Loans 55,964 57,985 73,722 187,671
Agency Bonds
(10)
7,100 21,725 10,000 38,825
Supplemental Loans 24,013 12,462 12,511 48,986
MRC Production
(11)
7,255 188,674 230,295 426,224
Total Production
319,981 $  612,173 $  1,177,175 $ 2,109,329 $
2005

MuniMae
Supplementary Financial Information
Third Quarter 2005
Equity Research Coverage
Firm Analyst
Telephone
A.G. Edwards Matthew Park 212-557-1228
Legg Mason Wood Walker Rod Petrik 410-454-4131
Merrill Lynch Brian Legg
William Acheson
212-449-1153
212-449-1920
RBC Capital Jay Leupp 415-633-8588
Wachovia Securities Christopher Haley 443-263-6773

MuniMae
Supplementary Financial Information
Third Quarter 2005
Appendix
23-24 CAD Variance Analysis
25 Contact Information
20-21 Analysis of Balance Sheet Components
22 CAD Income Statement
18-19 Bond Portfolio Cash Flow Hedging
17 Bond Portfolio Distribution
17-19 Supplemental Information on Bond Portfolio

MuniMae
Supplementary Financial Information
Third Quarter 2005
Bond Portfolio Distribution
Definitions:
LIHTC – Low income housing tax credit
CDD – Community development district
501(c)(3) – Non-profit entity
80/20 – Properties where generally 20-
40% of the units must be set aside for
residents at 50-60% of the median income
By State
TX
29%
CA
12%
GA
12%
FL
9%
TN
6%
Other
32%
By Property Status
Lease up
18%
Stabilized
55%
Under
Construction
14%
CDD
6%
Rehabilitation
7%
By Bond Type
LIHTC
55%
CDD
6%
80/20
26%
501c3 Bond
13%

MuniMae
Supplementary Financial Information
Third Quarter 2005
Bond Portfolio Cash Flow Hedging
Un-hedged
10%
90%
Fixed-Rate
(12) Includes $87M in bonds financed through off balance sheet fixed-rate securitizations.
(13) Excludes a $75M LIBOR swap that was terminated on 11/01/05. As of 9/30/05, the unhedged portion of the total bond portfolio, including the $75M LIBOR swap, was
4%. The Company generally hedges its floating rate risk related to bond securitizations using swaps based on BMA, the short-term tax-exempt rate on the basis of which its tax-
exempt bonds are priced. However, since 2003, the Company has, from time to time, hedged this risk using LIBOR swaps. This number reflects the Company’s estimate of its hedge positions assuming all LIBOR swaps were converted into BMA swaps, based on market data as to the ratio of LIBOR to BMA as of the relevant date. In addition, from time to time, the Company may purchase senior interests in securitizations
(3rd
party P-floats), which reduces the Company’s floating-rate risk.
(in thousands)
Total Amount
% Total
Bond
Portfolio
Total Bond Portfolio
(12)
$1,471,060 100%
Whole Bonds (776,330)            53%
Fixed Rate Securitizations
(12)
(196,024)            13%
Floating Rate Securitizations 498,706             34%
Swaps & 3rd Party P-floats
(13)
(346,320)            24%
Unhedged Portion of Total
Bond Portfolio
152,386 $          10%

MuniMae
Supplementary Financial Information
Third Quarter 2005
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2005 2006 2007 2008 2009 2010 2011
Cash Flow Hedging
“We use a laddered hedging strategy to minimize roll-over risk in any one year.”
Weighted average swap rate of 3.63%
Interest Rate Swap Maturities
As of September 30, 2005
(14)
Note:
(14) Not shown is a $75,000,000 swap that was not used to hedge the bond portfolio and was terminated on November 1, 2005.
(in thousands)

MuniMae
Supplementary Financial Information
Third Quarter 2005
Analysis of GAAP Balance
Sheet Components
(September 30, 2005, unaudited)
(in thousands) Bond  Taxable Tax Credit Tax Credit Balance Sheet
Investments (15) Investments (16) Operations (17) Other Funds (18) Total Pre-FIN 46R
ASSETS
Tax-exempt bonds, net 1,339,385 $        - $                       - $                       - $                       1,339,385 $        1,339,385 $
Taxable bonds and loans, net -                          752,860               -                          -                          4,009                   756,869               752,860
Investments in partnerships -                          80,457                 83,473                 -                          613,079               777,009               163,930
Derivative financial instruments 3,292                   -                          -                          -                          -                          3,292                   3,292
Cash and cash equivalents -                          -                          -                          64,514                 -                          64,514                 64,514
Interest receivable 13,251                 4,284                   1,401                   261                      -                          19,197                 19,197
Restricted assets 17,002                 24,100                 1,197                   -                          71,779                 114,078               42,299
Other assets 7,137                   77,159                 45,511                 36,517                 143,367               309,691               166,324
Goodwill and other intangibles (19) -                          49,332                 107,410               1,861                   -                          158,603               158,603
Total assets
1,380,067 $        988,192 $           238,992 $           103,153 $           832,234 $           3,542,638 $        2,710,404 $
LIABILITIES AND EQUITY
Mortgage notes payable - $                       - $                       - $                       - $                       109,627 $           109,627 $           - $
Short-term debt 501,719               374,213               82,674                 -                          -                          958,606               958,606
Long-term debt 216,437               214,188               -                          -                          121,284               551,909               430,625
Subordinate Debentures -                          -                          172,750               -                          -                          172,750               172,750
Preferred shares subject to mandatory
redemption 168,000               -                          -                          -                          -                          168,000               168,000
Tax credit equity guarantee liability -                          -                          35                        -                          209,826               209,861               35
Derivative financial instruments 2,632                   229                      -                          -                          -                          2,861                   2,861
Interest payable 8,520                   5,755                   364                      -                          2,720                   17,359                 14,639
Accounts payable, accrued expenses &
other liabilities 643                      97,340                 14,473                 13,033                 29,729                 155,218               125,489
Total liabilities 897,951               691,725               270,296               13,033                 473,186               2,346,191           1,873,005
Minority interest in subsidiary
companies
-                          -                          154                      -                          384,371               384,525               154
Preferred shareholders' equity in a
subsidiary company
71,031                 -                          -                          -                          -                          71,031                 71,031
Total equity (20)
411,085               296,467               (31,458)               90,120                 (25,323)               740,891               766,214
Total liabilities and equity
1,380,067 $        988,192 $           238,992 $           103,153 $           832,234 $           3,542,638 $        2,710,404 $

MuniMae
Supplementary Financial Information
Third Quarter 2005
Analysis of GAAP Balance Sheet
Components (footnotes)
NOTES
(15) Bond investments includes the Company's investments in tax-exempt bonds, bond related investments and derivatives and the related on-
balance sheet debt and cash collateral. Due to Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial
Instruments with Characteristics of Both Liabilities and Equity," the preferred shares issued by TE Bond Subsidiary have been reclassified to debt.
(16) Taxable investments includes the Company's construction and permanent loans, other investments from the MRC business, CAPREIT equity investments and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.
(17) Tax credit operations includes the Company's investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit.
(18) Tax credit funds reflects the consolidation of assets and liabilities of certain tax credit equity funds under two GAAP rules: Financial
Interpretation No. 46, "Consolidation of Variable Interest Entities (Revised)" (FIN46R), which requires consolidation of certain funds which are considered “variable interest entities”; and Statement of Financial Accounting Standards No. 66, “Accounting for Sales of Real Estate”,
which requires consolidation of funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds.
(19) Goodwill of $31.7 million related to the 1999 purchase of the Midland Companies has been allocated equally between taxable investments and tax credit operations.
(20) Total equity was calculated by taking assets minus liabilities and minority interest for each column, and therefore these amounts do not accurately represent the actual or notional amount of equity attributable to each column.

MuniMae
Supplementary Financial Information
Third Quarter 2005
Cash Available For Distribution
(in thousands, unaudited) For the three months ended For the nine months ended
September 30, September 30,
2005 2004 2005 2004
SOURCES OF CASH:
Interest on bonds, interests in bond securitizations and loans 35,861 $                33,299 $              101,206 $              94,500 $
Syndication fees 12,792                   14,610                 29,390                   30,533
Asset management and advisory fees 11,179                   5,351                   26,381                   16,915
Origination and brokerage fees 5,872                     2,458                   10,789                   8,619
Guarantee fees 401                        1,929                   7,513                     6,995
Loan servicing fees 4,433                     2,087                   8,806                     5,900
Distributions from equity investments in partnerships 3,822                     2,074                   9,032                     5,879
Other income 3,601                     1,322                   8,103                     5,312
Interest on short-term investments 1,455                     1,173                   3,631                     3,890
Net gain on sales 6,241                     4,970                   13,589                   6,670
TOTAL SOURCES OF CASH 85,657                   69,273                 218,440                 185,213
EXPENSES:
Interest expense 18,220                   15,614                 49,551                   45,834
Interest expense on debentures and preferred shares 6,340                     4,769                   18,168                   11,819
Salaries and benefits 21,877                   17,005                 57,953                   49,743
Professional fees 2,397                     2,262                   7,162                     6,237
General and administrative 5,247                     3,880                   14,461                   11,348
Loss (gain) on loans and investments 500                        (18)                       500                        (44)
Income tax expense 1,284                     567                      1,878                     757
TOTAL EXPENSES 55,865                   44,079                 149,673                 125,694
CASH AVAILABLE FOR DISTRIBUTION 29,792                   25,194                 68,767                   59,519
LESS:
Cash allocable to minority interest 944                        -                           2,837                     -
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES 28,848 $                25,194 $              65,930 $                59,519 $
CAD PER COMMON SHARE 0.76 $                    0.72 $                  1.73 $                    1.70 $

MuniMae
Supplementary Financial Information
Third Quarter 2005
CAD Variance Analysis
3rd Quarter 2005 Compared to 3rd Quarter 2004:
CAD for the third quarter of 2005 increased $3.7 million over the same period last year due primarily to the following changes:
(1) a $5.8 million increase in asset management and advisory fees primarily due to the new MRC business;
(2) a $3.4 million increase in origination and brokerage fees due to the acquisitions of MRC and Glaser as well as an increase in permanent and mezzanine lending;
(3) a $2.3 million increase in loan servicing fees related to the new Glaser business;
(4) a $2.3 million increase in other income primarily related to the new MRC and Glaser businesses;
(5) a $1.7 million increase in distributions from equity investments in partnerships due to an increase in distributions from the
CAPREIT investments; and
(6) a $1.3 million increase in net gain on sales primarily related to the gain on sale of loans from the new Glaser business, gains from tax-exempt bond sales, as well as a gain on the termination of one interest rate swap;

MuniMae
Supplementary Financial Information
Third Quarter 2005
CAD Variance Analysis
Offset in part by:
(7) a $2.3 million decrease in net interest income (interest on bonds, interests in bond securitizations, loans and short-term investments less interest expense, interest expense on debentures and preferred shares and cash allocable to minority interest) due primarily to decreases in interest income relative to increases in non accrual bonds, loss of interest income from bond sales, as well as increases in interest expense, interest expense on debentures and deferred shares and cash allocable to minority interest due to increases in senior costs on securitizations and borrowing rates and outstanding debt balances and increases in preferred shares and trust preferred securities from offerings that occurred in March and June of 2005 partially offset by an increase in interest income due to an increase in loans from the Glaser acquisition;
(8) a $4.9 million increase in salaries and benefits due to an increase in employee headcount resulting from the current year MRC and Glaser acquisitions;
(9) a $1.8 million decrease in syndication fees primarily due to prior period one-time syndication fee receipts relating to one particular tax credit equity fund;
(10) a $1.5 million decrease in guarantee fees primarily due to the formation of one guaranteed fund in the prior period quarter versus forming no guaranteed funds in the current period quarter;
(11) a $1.4 million increase in general and administrative expenses due to increases in office rent, travel, insurance, and information technology expenses related to increased employee headcount resulting from the current year MRC and Glaser acquisitions and organic growth;
(12) a $0.7 million increase in income tax expense due to an increase in state tax liabilities associated with the acquisitions of MRC and Glaser; and
(13) a $0.5 million increase in loss on loans and investments related to an impairment taken on one supplemental workout loan.

MuniMae
Supplementary Financial Information
Third Quarter 2005
Contact Information
MuniMae
621 East Pratt Street, Suite 300
Baltimore, Maryland 21202-3140
Phone: 877-461-4895
Fax: 410-727-5387
Investor Contacts:
Mike Rulf
Principal, Investor Relations
443-263-2921
Angela Richardson
Investor Relations Representative
888-788-3863